Exhibit 10.51

OPTION GRANT NOTICE AND AGREEMENT

Hampshire Group, Limited (the “Company”), pursuant to its 2009 Stock Incentive Plan (the “Plan”), hereby grants to the Holder the number of Options set forth below, each Option representing the right to purchase one share of Stock at the applicable Exercise Price (set forth below).  The Options are subject to all of the terms and conditions set forth in this Option Grant Notice and Agreement (this “Agreement”) as well as all of the terms and conditions of the Plan, all of which are incorporated herein in their entirety.  Capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Plan.

Holder:	______________
Date of Grant:	______________
Number of Options:	______________
Exercise Price:	$_____________
Expiration Date:	______________
Type of Option:	Nonqualified Stock Option
Vesting Schedule:

Exercise of Options:
To exercise a vested Option, the Holder (or his authorized representative) must give written notice to the Company, using the form of Option Exercise Notice attached hereto as Appendix I, stating the number of Options which he intends to exercise.  The Company will issue the shares of Stock with respect to which the Options are exercised upon payment of the shares of Stock acquired in accordance with Section 5(d) of the Plan, which Section 5(d) is incorporated herein by reference and made a part hereof; provided, however, that if the Holder wishes to use any method of exercise other than in immediately available funds in United States dollars, or by certified or bank cashier’s check, the Holder shall have received the prior written approval of the Committee or its designee approving such method of exercise.

Upon exercise of Options, the Holder will be required to satisfy applicable withholding tax obligations as provided in Section 13 of the Plan.

Termination:	Section 5(g) of the Plan regarding treatment of Options upon Termination is incorporated herein by reference and made a part hereof.

Additional Terms:	Options shall be subject to the following additional terms:

•	Options shall be exercisable in whole shares of Stock only.

•	Each Option shall cease to be exercisable as to any share of Stock when the Holder purchases the share of Stock or when the Option otherwise expires or is forfeited.

•
Holder shall have no rights as a shareholder with respect to any share of Stock covered by the Options until Holder shall have become the holder of record or the beneficial owner of such share, and no adjustment shall be made for dividends or distributions or other rights in respect of such share for which the record date is prior to the date upon which Holder shall become the holder of record or the beneficial owner thereof.

•	This Option Agreement does not confer upon the Holder any right to continue as an employee or service provider of the Company or any of its subsidiaries.

•
This Option Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of law thereof to the extent that the application of the laws of another jurisdiction would be required thereby.

•
The Holder and the Company acknowledge that the Options are intended to be exempt from Section 409A of the Code, with the Exercise Price intended to be at least equal to the “fair market value” per share of Stock on the Date of Grant.  Since shares are not traded on an established securities market, the Exercise Price has been based upon the determination of Fair Market Value by the Board in a manner consistent with the terms of the Plan.  The Holder acknowledges that there is no guarantee that the Internal Revenue Service will agree with this valuation, and agrees not to make any claim against the Company, the Board, the Company’s officers or employees in the event that the Internal Revenue Service asserts that the valuation was too low or that the Options are not otherwise exempt from Section 409A of the Code.

•
The Holder agrees that the Company may deliver by email all documents relating to the Plan or these Options (including, without limitation, a copy of the Plan) and all other documents that the Company is required to deliver to its security holders (including, without limitation, disclosures that may be required by the Securities and Exchange Commission).  The Holder also agrees that the Company may deliver these documents by posting them on a website maintained by the Company or by a third party under contract with the Company.  If the Company posts these documents on a website, it shall notify the Holder by email or such other reasonable manner as then determined by the Company.

*           *           *

THE UNDERSIGNED HOLDER ACKNOWLEDGES RECEIPT OF THE PLAN, AND, AS AN EXPRESS CONDITION TO THE GRANT OF OPTIONS UNDER THIS AGREEMENT, AGREES TO BE BOUND BY THE TERMS OF BOTH THE AGREEMENT AND THE PLAN.

HAMPSHIRE GROUP, LIMITED	HOLDER

By:
Signature	Signature

Title:	Date:

Date:

__________ __, 20__

Hampshire Group, Limited
[Address]
Attn: [____________]

Re:  Notice of Exercise

1.
By delivery of this Notice of Exercise, I am irrevocably electing to exercise options to purchase shares of Common Stock, par value $0.10 per share (“Shares”) of Hampshire Group, Limited (the “Company”) granted to me under the Company’s 2009 Stock Incentive Plan (the “Plan”).

2.	The number of Shares I wish to purchase by exercising my options is _________.

3.	The applicable purchase price (or exercise price) is $____ per Share, resulting in an aggregate purchase price of $________ (the “Aggregate Purchase Price”).

4.	I am satisfying my obligation to pay the Aggregate Purchase Price by:

□	Delivering to the Company, with this Notice of Exercise, an amount equal to the Aggregate Purchase Price in immediately available United States dollars, or by certified or bank cashier’s check.

□
Authorizing the Company, through this Notice of Exercise, to effectuate a “net exercise,” pursuant to which I will receive the number of Shares exercised (as set forth in paragraph 2 above), reduced by the number of Shares equal to the Aggregate Purchase Price divided by the fair market value per Share on the date of exercise. I have attached to this Notice of Exercise the written communication confirming the consent of the Committee to my use of the net exercise procedure described herein.

5.	To satisfy the applicable withholding taxes:

□	I have enclosed an amount equal to the applicable withholding taxes in immediately available United States dollars, or by certified or bank cashier’s check.

□
I elect to have such amount satisfied by the use of Shares such that the number of Shares I receive upon exercise will be reduced (or further reduced if net exercise was chosen above) by a number of Shares with an aggregate fair market value on the date of exercise equal to any federal, state or local income or other taxes required by law to be withheld by the Company.  I have attached to this Notice of Exercise the written communication confirming the consent of the Committee to my use of the withholding tax procedure described herein.

6.
I hereby agree to be bound by all of the terms and conditions set forth in the Plan and any award agreement to which the options were granted under.  If I am not the person to whom the options were granted by the Company, proof of my right to purchase the Shares of the Company is enclosed.

7.	I have been advised to consult with any legal, tax or financial advisors I have chosen in connection with the purchase of the Shares.

Dated: _______________

*____________________________                                                ____________________________
(Optionee’s signature)                                                                           (Additional signature, if necessary)

____________________________                                                  ____________________________
(Print name)                                                                                             (Print name)

(Full address)                                                                                         (Full address)

*       Each person in whose name Shares are to be registered must sign this Notice of Exercise.  (If more than one name is listed, specify whether the owners will hold the Shares as community property or as joint tenants with the right of survivorship).